                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of Earliest Event Reported):  July 23, 2000


                       COMMUNITY INDEPENDENT BANK, INC.
                       --------------------------------
            (Exact name of registrant as specified in its charter)


                                 PENNSYLVANIA
                 ---------------------------------------------
                (State or other jurisdiction of incorporation)


                   000-29658                      23-2357593
                   ---------                      ----------
            (Commission file number)          (IRS employer ID)



         201 N. Main Street, Bernville, PA                       19506
         ---------------------------------                       -----
      (Address of principal executive office)                  (Zip Code)

      Registrant's telephone number, including area code  (601) 488-1200



                                     NONE
                                     ----
     (Former name, address and fiscal year, if changed since last report.)
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Item 5.  Other Events

     On July 23, 2000, Community Independent Bank, Inc. (the "Company") entered into an Agreement (the "Merger Agreement") with National Penn Bancshares, Inc. ("NPB"), pursuant to which the Company will be merged with and into NPB, which shall be the surviving corporation (the "Merger"). The Merger Agreement was approved by the Company's Board of Directors on July 23, 2000. Pursuant to the Merger Agreement, Bernville Bank, N.A., the Company's only bank subsidiary, will be merged into National Penn Bank, a NPB subsidiary. A copy of the Press Release announcing the Merger Agreement is filed herewith as Exhibit 99.2.

     In the Merger, each outstanding share of Company Common Stock, $5.00 par value per share ("Company Common Stock"), will be converted into nine-tenths (9/10) shares of NPB Common Stock, no par value ("NPB Common Stock"), and cash in lieu of fractional shares. Consummation of the Merger is subject to certain terms and conditions, including, among other things, approval by various regulatory authorities and the Company's shareholders. The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement which is filed herewith as Exhibit 2 and is incorporated herein by reference.

     The Company and NPB also entered into a Stock Option Agreement dated as of July 23, 2000 (the "Stock Option Agreement") pursuant to which the Company has granted to NPB an option to purchase, under certain circumstances set forth in the Stock Option Agreement, up to that number of shares of Company Common Stock that represents 19.9% of the number of currently issued and outstanding shares of Company Common Stock, at a purchase price per share of $10.00, subject to adjustment as provided in the Stock Option Agreement. The foregoing summary of the Stock Option Agreement is qualified in its entirety by reference to the Stock Option Agreement which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          (c)   Exhibits.

                2 Agreement dated as of July 23, 2000 by and between Community Independent Bank, Inc. and National Penn Bancshares, Inc.

                99.1 Stock Option Agreement dated as of July 23, 2000 by and between Community Independent Bank, Inc. and National Penn Bancshares, Inc.

                99.2    Press Release dated July 24, 2000


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Community Independent Bank, Inc.



Date:  July 27, 2000             /s/ Karl D. Gerhart
                                 -----------------------------------------------
                                 President & CEO
                                 (Principal Executive Officer)

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EXHIBIT INDEX

Exhibit No.             Description
-----------             ------------------------

2 Agreement dated as of July 23, 2000 by and between Community Independent Bank, Inc. and National Penn Bancshares, Inc.

99.1 Stock Option Agreement dated as of July 23, 2000 by and between Community Independent Bank, Inc. and National Penn Bancshares, Inc.

99.2                    Press Release dated July 24, 2000

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